UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2016

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Wyoming	000-55364	36-4787690
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Suite 400, 41 University Drive
Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 809-2018

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities.

     In its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2016 (the “Original Report”), Helius Medical Technologies, Inc. (the “Company”) announced the closing of a sale of 9,215,000 units consisting of one share of the Company’s Class A common stock and one-half of one common share purchase warrant (each whole warrant, a “Warrant”). In offering and selling the units, the Company relied on the exemptions from registration provided by Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) for transactions made outside of the U.S. to non-U.S. persons and Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder for private transactions with purchasers in the U.S. each of which is an accredited investor.

     The units include Warrants exercisable for an aggregate of 4,607,500 shares of the Company’s common stock. The terms of the Warrants are governed by a warrant indenture between the Company and Computershare Trust Company of Canada (“Computershare”), dated April 18, 2016 (the “Warrant Indenture”), appointing Computershare as the warrant agent. The Company is filing this amendment no. 1 to its Original Report to file the Warrant Indenture as exhibit 4.1.

     Each Warrant entitles the holder thereof to acquire one additional share of the Company’s common stock at an exercise price of CAD$1.50 on or before 4:00 p.m., Toronto time, April 18, 2019. The exercise price per common share and the number of common shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, including stock dividends, subdivisions, or reorganizations of the Company. This summary of the Warrant Indenture is qualified in its entirety by reference to the Warrant Indenture filed herewith as Exhibit 4.1.

     Neither the Original Report nor this amendment no. 1 to the Original Report constitutes an offer to sell or a solicitation of an offer to buy any of the securities described herein or therein. The securities offered have not been registered under the Securities Act, or qualified under any state securities laws or the laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

     With the exception of the foregoing addition, the Original Report has not otherwise been updated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
Number

4.1	Warrant Indenture by and between Helius Medical Technologies, Inc. and Computershare Trust Company of Canada, dated as of April 18, 2016

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: April 20, 2016
	By:	/s/ Joyce LaViscount
	Name:	Joyce LaViscount
	Title:	Chief Financial Officer

Exhibit Index

Exhibit	Description
Number

4.1	Warrant Indenture by and between Helius Medical Technologies, Inc. and Computershare Trust Company of Canada dated as of April 18, 2016